SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 30, 1999
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                         0-3189                       11-3166443
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                  Identification
 incorporation)                                                    Number)


1400 Old Country Road, Westbury, New York                            11590
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number including area code               (516) 338-8500
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         (Former name of former address, if changed since last report.)

ITEM 2.   Acquisition or Disposition of Assets
          ------------------------------------

     1. (a) On September 30, 1999, the Registrant acquired all of the issued and outstanding shares of common stock of Miami Subs Corporation ("Miami Subs") due to the consummation of a merger between Miami Subs and Miami Acquisition Corporation ("Acquisition"), a wholly-owned subsidiary of the Registrant. The merger was effected pursuant to the terms and provisions of an Agreement and Plan of Merger dated as of January 15, 1999, as amended, by and among the Registrant, Miami Subs and Acquisition. Pursuant to the terms of the Merger Agreement, each former shareholder of Miami Subs is entitled to receive (1) one share of the Registrant's common stock, par value $.01 per share, for each two shares of Miami Subs common stock and (2) for each four shares of the Registrant's stock received, a five-year warrant to purchase one share of the Registrant's common stock at a price of $6.00 per share.

          (b) Miami Subs' facilities are used by it in the leasing and franchise operation of its fast-food restaurant business, and the Registrant currently intends to continue such operations, including under leases thereof.


ITEM 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

          (a) Financial Statements of Business Acquired. Since it is impractical to provide the required financial statements at this time, the Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

          (b) Pro forma Financial Information. Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing date of this report.

          (c)  Exhibits.

               (1) Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.1 to Registrant's Registration Statement on Form S-4, File No.333-85425).

               (2) Amendment No. 1 to Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.2 to Registrant's Registration Statement on Form S-4, File No.333-85425).

               (3) Amendment No. 2 to Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.3 to Registrant's Registration Statement on Form S-4, File No.333-85425).

               (4) Amendment No. 3 to Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.4 to Registrant's Registration Statement on Form S-4, File No.333-85425).

               (5) Amendment No. 4 to Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.5 to Registrant's Registration Statement on Form S-4, File No.333-85425).

               (6) Amendment No. 5 to Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.6 to Registrant's Registration Statement on Form S-4, File No.333-85425).

               (7) Amendment No. 6 to Agreement and Plan of Merger dated January 15, 1999 by and among Registrant, Miami Subs and Acquisition (Incorporated by reference to Exhibit 2.7 to Registrant's Registration Statement on Form S-4, File No.333-85425).

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   NATHAN'S FAMOUS, INC.

                                   By: /s/ Ronald DeVos
                                       -----------------------
                                       Ronald DeVos, Secretary
Dated: October 5, 1999